UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                           REGISTRATION STATEMENT UNDER
                            THE SECURITIES ACT OF 1933             [X]
                           Pre-Effective Amendment No.  __         [ ]
                           Post-Effective Amendment No.  24        [X]
                                     ------
                                     and/or
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940            [X]
                                Amendment No. 30
                                     -------
                        (Check Appropriate Box or Boxes)

                             Ameritor Security Trust
               (Exact Name of Registrant as Specified in Charter)

                       4400 MacArthur Blvd. NW, Suite 301
                             Washington, D.C. 20007
                    (Address of principal Executive Offices)

                                 (800) 424-8570
              (Registrant's Telephone Number, Including Area Code)

                                  Jerome Kinney
                       4400 MacArthur Blvd. NW, Suite 301
                             Washington, D.C. 20007
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[X]  on February 15, 2007 pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                           THE AMERITOR SECURITY TRUST

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                                February __, 2007

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE   COMMISSION  AND  THE  SECURITIES  AND  EXCHANGE  COMMISSION  HAS  NOT
DETERMINED IF THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                           THE AMERITOR SECURITY TRUST

                                   PROSPECTUS

--------------------------------------------------------------------------------

                                February__, 2007

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE   COMMISSION  AND  THE  SECURITIES  AND  EXCHANGE  COMMISSION  HAS  NOT
DETERMINED IF THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                              ABOUT THIS PROSPECTUS

     This prospectus gives you important information about Ameritor Security Trust (the Fund) that you should know about before investing. Please read this prospectus and keep it for future reference. This prospectus has been arranged into different sections so that you can easily review this important information.

                                TABLE OF CONTENTS

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                                                                        Page No.
                                                                        --------
--------------------------------------------------------------------------------
Investment Objective, Principal Investment Strategies,
  and Principal Risks...............................................
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Risk/Return Bar Chart and Table ....................................
--------------------------------------------------------------------------------
Fees and Expenses of the Fund.......................................
--------------------------------------------------------------------------------
Purchasing of Fund Shares...........................................
--------------------------------------------------------------------------------
Selling Fund Shares.................................................
--------------------------------------------------------------------------------
Dividends, and Distributions and Taxes..............................
--------------------------------------------------------------------------------
Fund Management.....................................................
--------------------------------------------------------------------------------
Portfolio Holdings Disclosure Policy................................
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Financial Highlights................................................
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                                       2

   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS
   --------------------------------------------------------------------------

INVESTMENT OBJECTIVE: Growth of capital. The Fund's investment objective may be changed by a vote of the Trustees of the Fund at any time without a vote of the shareholders of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:
--------------------------------

                      THE FUND'S INVESTMENTS AND STRATEGIES

     The Fund's primary investments and strategies are described below. The Fund will normally invest at least 65% of its assets in the types of securities described in this prospectus. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment objective.

EQUITY SECURITIES

     Equity securities are the fundamental unit of ownership in a company. They represent a share of the company's earnings and assets, after it pays its liabilities. Equity securities offer greater potential for appreciation than other types of securities because their value increases directly with the value of the company's business. Equity securities include publicly and privately issued common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.

     Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the company's earnings and assets after the company pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

     Holders of preferred stocks have the right to receive specified dividends before the company makes payments on its common stock. Some preferred stocks also participate in dividends and other distributions paid on common stock. Preferred stocks may permit the company to redeem the stock.

     Warrants give the Fund the option to buy a company's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing shareholders.

TEMPORARY INVESTMENTS

     The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with the Fund's goals. The Fund may not achieve its investment objective when so invested. The Fund will make such investments if the investment adviser believes that the risk of loss would otherwise outweigh the opportunity for gains.

     In response to unfavorable market, economic, political or other conditions, the Fund may commit up to 100% of its assets to temporary defensive investments. Such defensive investments include (i) high-grade debt securities of all types,
(ii) U.S. Government securities, and (iii) repurchase agreements. If the Fund invests substantially in such instruments, the Fund may not be pursuing its principal investment strategies and the Fund may not achieve its investment objective.

                                 PRINCIPAL RISKS
                                 ---------------

     There is no assurance that the Fund will meet its investment objective; investors could lose money by investing in the Fund.

     GENERAL. The Fund will normally have substantially all of its assets invested in equity securities (e.g., common stocks), thereby subjecting the Fund to all of the risks of investing in the stock market. It is impossible for the Adviser to predict future movement of the stock market or of the economy as a whole. Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry, sector of the economy, country or region, or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock.

     In addition, the Fund is not restricted in the investment vehicles and techniques that it may use, some of which are highly specialized and involve significant risks. Therefore, it is not designed for investors seeking safety, liquidity, preservation of capital, or current income, and should not be used for short-term trading. The Fund is intended to serve as one component of an investment program designed to accumulate assets for retirement, college tuition, or other long-term goals.

     STOCKS. The value of equity securities fluctuates daily and is affected by developments in the stock market and the economy generally, political and regulatory changes, and changes in the financial condition of an issuer. Regulatory changes that affect only a certain sector of the economy may drive down the price of stocks issued within that sector. If the Fund is heavily invested in that particular sector, the value of its portfolio would decrease.

     NON-DIVERSIFIED STATUS. Because the Fund is a non-diversified investment company, as defined in the Investment Company Act of 1940, a significant percentage of the Fund's assets may be invested in the securities of a single issuer. Therefore, the value of the Fund's portfolio may be more affected by a single economic, political, or regulatory event than would the portfolio of a more diversified fund.

     SMALL COMPANY STOCKS. Although the Fund does not presently intend to invest in small cap stocks it may at some time do so. Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

     In addition, it is anticipated that some of the Fund's portfolio securities may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.

     Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies have limited or untested product lines, limited markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise, or vice versa.

                         RISK/RETURN BAR CHART AND TABLE
                         -------------------------------

      The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compared to those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not predict how the Fund will perform in the future.

      In September of 2006, the Fund changed its primary investments from exclusive equity securities of small capitalization companies to a mix of equity securities of large and small cap growth companies.


 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

PERIOD ENDED JUNE 30          FUND               S&P 500
--------------------          ----               -------
1997                          8.89%               31.99%
1998                         21.40%               28.10%
1999                         46.33%               21.07%
2000                         26.67%                5.97%
2001                        -56.10%              -15.83%
2002                        -30.00%              -19.16%
2003                         -8.16%               -1.55%
2004                          0.00%               17.07%
2005                        -17.78%                4.43%
2006                         10.81%                6.62%

o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 13.27% (quarter ended June 30, 1998).

o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was 24.24% (quarter ended March 31, 2001).

o The year-to-date return as of the most recent calendar quarter was -10.00% (quarter ended September 30, 2006).

                          AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31)

                                             1 YEAR       5 YEARS       10 YEARS
                                             ------       -------       --------

Return Before Taxes                           -9.1%        -7.79%        -5.50%

Return after Taxes on Distributions           -9.1%        -7.79%        -5.50%

Return after Taxes on Distributions
and Sale of Fund Shares                       -9.1%        -7.79%        -5.50%

S&P 500 Index* (reflects no deduction
for fees, expenses or taxes)                  3.01%        -1.11%         7.32%

*The S&P 500 Index is the Standard & Poor's Composite Stock Price Index of 500 Stocks and is a widely recognized unmanaged index of common stock prices.

The returns shown above include the effect of reinvesting dividends and capital gains. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Because actual after-tax returns depend on a shareholder's tax situation, returns may vary from those shown. In addition, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND:

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets):
Management Fees ......................................................... 1.00%
Distribution (12b-1) Fees ............................................... 0.00%
Other Expenses ..........................................................11.84%
                                                                         ------
         Total Annual Fund Operating Expenses                            12.84%

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may higher or lower, based on these assumptions your costs would be:

                           One Year    Three Years      Five Years     Ten Years
                           -----------------------------------------------------
Ameritor Security Trust     $1,234       $3,418           $5,274        $8,780

                                 PURCHASING AND
                               SELLING FUND SHARES

HOW TO CONTACT THE FUND
     Write to us at:
         Ameritor Security Trust
         4400 MacArthur Boulevard, NW
         Suite 301
         Washington, DC 20007

     Telephone us toll-free at:
         (800) 424-8570

     Wire investments to us at:

         Wachovia Bank
         ABA #
         For Credit to:
         Account #

         Ameritor Security Trust
         (Your name)
         (Your account number)
         (Your Social Security number or tax identification number)

GENERAL INFORMATION

     You pay no sales charge to purchase or sell (redeem) shares of the Fund. The Fund purchases and sells shares at the net asset value per share (NAV) next calculated after the Fund's transfer agent receives your transaction request in proper form. For instance, if the transfer agent receives your transaction request in proper form prior to 4:00 p.m. (Eastern time), your transaction will be priced at that day's NAV. If the transfer agent receives your request after 4:00 p.m. (Eastern time), your transaction will be priced at the next day's NAV. Purchases and redemptions of Fund shares may be made on any day on which the New York Stock Exchange is open. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

     The Fund does not issue share certificates.

     You  will  receive   quarterly   statements  and  a  confirmation  of  each
transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

     The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

     WHEN AND HOW NAV IS DETERMINED. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     TRANSACTIONS THROUGH THIRD PARTIES. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisers. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers and agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Fund's investment adviser. The Fund may authorize one or more brokers, financial institutions or other service providers (Processing Intermediaries), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund's NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.

     RETIREMENT ACCOUNTS. The Fund does not offer IRA or other retirement accounts. However, Fund shares may be used to fund such accounts.

PURCHASING SHARES

     FOREIGN INVESTORS. The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

     CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

     HOW TO MAKE PAYMENTS. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card check.

     CHECKS. For individual or UGMA/UTMA accounts, the check must be made payable to "Ameritor Security Trust" or to one or more owners of the account and endorsed to "Ameritor Security Trust." For all other accounts, the check must be made payable on its face to "Ameritor Security Trust."

     WIRES. Instruct your financial institution to wire payment to us. Your financial institution may charge you a fee for this service.

     MINIMUM INVESTMENTS. The Fund accepts payments in the following minimum amounts:

--------------------------------------------------------------------------------
                              MINIMUM           MINIMUM
                              INITIAL          ADDITIONAL
                             INVESTMENT        INVESTMENT
--------------------------------------------------------------------------------
  Standard Accounts            $1,000            $100
--------------------------------------------------------------------------------

     Management of the Fund may choose to waive the investment minimum.

ACCOUNT REQUIREMENTS

  TYPE OF ACCOUNT
--------------------------------------------------------------------------------

  INDIVIDUAL, SOLE PROPRIETORSHIP AND
  JOINT ACCOUNTS

  REQUIREMENTS
--------------------------------------------------------------------------------

o Individual accounts are owned by one person, as are sole proprietorship accounts

o  Joint accounts can have two or more owners (tenants)

o  Instructions must be signed by all persons required
   to sign (you choose who must sign) exactly as each name
   appears on the account
--------------------------------------------------------------------------------

  TYPE OF ACCOUNT
--------------------------------------------------------------------------------

  GIFTS OR TRANSFERS TO A MINOR
  (UGMA, UTMA)

  These custodial accounts provide a way to give money to a child and obtain tax benefits. You can give up to $10,000 a year per child without paying Federal gift tax.


  REQUIREMENTS
--------------------------------------------------------------------------------

o Depending on state laws, you can set up a custodial account under the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act

o The trustee must sign instructions in a manner indicating trustee capacity

o  To the extent the investment income of a child under 14
   exceeds $1,400 for the tax year, it may be subject to
   taxation at the parent's top marginal rate
--------------------------------------------------------------------------------


  TYPE OF ACCOUNT
--------------------------------------------------------------------------------
  BUSINESS ENTITIES


  REQUIREMENTS
--------------------------------------------------------------------------------

o For entities with officers, provide an original or certified copy of a resolution that identifies the authorized signers for the account

o For entities with partners or similar parties, provide a certified partnership agreement or organizational document, or certified pages from the partnership agreement or organizational document, that identify the partners or similar parties


  TYPE OF ACCOUNT
--------------------------------------------------------------------------------

  TRUSTS

  REQUIREMENTS
--------------------------------------------------------------------------------

o  The trust must be established before an account can be opened

o  Provide a certification for the trust, or the pages from the trust document that identify the trustees
--------------------------------------------------------------------------------

INVESTMENT PROCEDURES


  TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

  BY CHECK
  o Call or write us for an account application
  o Complete the application
  o Mail us your application and a check

  BY WIRE
  o Call or write us for an account application
  o Complete the application
  o Call us and fax the account application and you will be assigned an account number
  o Mail us your application
  o Instruct your bank to wire your money to us

  TO ADD TO YOUR ACCOUNT
--------------------------------------------------------------------------------

  BY CHECK
  o Fill out an investment slip from a confirmation statement or write a letter to us
  o Write your account number on your check
  o Mail us the slip (or your letter) and a check

  BY WIRE
  o Call to notify us of your incoming wire
  o Instruct your bank to wire your money to us

  BY SYSTEMATIC INVESTMENT
  o Complete the Systematic Investment Plan (SIP) section on your account application
  o Attach a voided check to your application
  o Mail us the application and the voided check

     SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are debited from your bank account. Systematic investments must be for at least $100 per month.

     EXCESSIVE TRADING POLICIES AND PROCEDURES. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o  The  Fund  assesses  a  redemption   fee  of  2.00%  on  redemptions  by
shareholders of fund shares held for less than 7 days (subject to certain exceptions as discussed in "Redemption Fee" below).

     o The Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

     The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

     Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

     CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

SELLING SHARES

     The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.



  SELL SHARES FROM YOUR ACCOUNT
--------------------------------------------------------------------------------


  BY MAIL
  o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund's name
  o The dollar amount or number of shares you want to sell
  o How and where to send your proceeds
  o Obtain a signature guarantee (if required)
  o Obtain other documentation (if required)
  o Mail us your request and documentation


  BY WIRE

  o Wire requests are only available if:
    o You did not decline wire redemption
      privileges on your account application
    AND
    o Your request is for $5,000 or more
  o Call us with your request (unless you have declined telephone redemption privileges -- See "By Telephone") OR
  o Mail us your request (See "By Mail")


  BY TELEPHONE

  o Call us with your request (unless you declined telephone redemption privileges on your account application)
  o Provide the following information:
    o Your account number
    o Exact name(s) in which account is registered
    o Additional form of identification
  o Your proceeds will be:
    o Mailed to you OR
    o Wired to you (unless amount is under $5,000 or you have declined wire redemption privileges -- See "By Wire")

     REDEMPTION FEE. Shares redeemed within 7 days of their purchase are subject to a redemption fee equal to 2.00% of the NAV next calculated after receipt of the redemption request in proper form. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be redeemed first. The Fund will retain the fee for the benefit of remaining shareholders. The Fund charges the redemption fee to help minimize the impact the redemption may have on the Fund's performance due to expenses the Fund incurs because of the redemption, particularly market timing transactions by shareholders seeking to take advantage of short-term market movements.

     The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's policy described herein.

     The redemption fee may not apply to certain categories of redemptions, such as those that the fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, (v) checkwriting redemptions (vi) redemptions or exchanges in discretionary asset allocation or wrap programs as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; and (vii) retirement loans and withdrawals.

     TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined redemption privileges on your account application or a separate form. You may be responsible for any fraudulent telephone order as long as the Fund's transfer agent takes reasonable measures to verify the order.

     WIRE REDEMPTION PRIVILEGES. You may redeem shares by wire unless you declined wire redemption privileges on your account application or a separate form. The minimum amount you may request by wire is $5,000. If you wish to make your wire request by telephone, you must also elect telephone redemption privileges.

     SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing, a signature guarantee is required for any of the following:

   o Written requests to redeem $50,000 or more

   o Changes to shareholder's record name

   o Redemption from an account for which the address or account registration has changed within the last 30 days

   o Sending redemption proceeds to any person, address, brokerage firm, or bank account not on record

   o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

   o Adding or changing wire instructions, telephone redemption or exchange options, or any other election in connection with your account

     A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.

     SMALL ACCOUNTS. If the value of your account falls below $100 (with the exception of an IRA account), the Fund may ask you to increase your balance. If the account value is still below $100 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

     REDEMPTION IN KIND. The Fund reserves the right to make redemptions "in kind" -- payment of redemption proceeds in portfolio securities rather than cash -- if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

     LOST ACCOUNTS. The Fund's transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding checks (unpaid for six months or more), or checks that have been returned to the transfer agent, will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

                                   DIVIDENDS,
                             DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund distributes substantially all of its investment income and capital gains annually.

     Your dividends and capital gains distributions will be automatically reinvested in additional Fund shares, unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

     At least annually, the Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional Fund shares. Income distributions may be taxable as either ordinary income or qualified dividend income. Dividends that are designated by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains at a maximum rate of 15%, regardless of how long you have held your shares. Each sale, exchange, or redemption of shares is generally a taxable event. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and the length of time you have held your shares.

     Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

     More information about taxes is in the Statement of Additional Information.

                                 FUND MANAGEMENT

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the supervision of its board of trustees. The board approves all significant agreements between the Fund and its service providers, including agreements with the Fund's investment adviser, administrator, transfer agent and custodian. A majority of the Fund's trustees are not affiliated with the investment adviser of the Fund.

INVESTMENT ADVISER
------------------

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Ameritor Financial Corporation which has its principal offices at 4400 MacArthur Boulevard, #301, Washington, D.C. 20007-2521. All voting stock of Ameritor Financial Corporation is owned by United Securities, Inc., a Maryland corporation whose sole shareholder is Carole S. Kinney.

     Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the Adviser has principally engaged in the business of providing continuous investment supervision for the Fund and other investment companies. Under the terms of the Advisory Agreement, the Adviser manages the investments of the Fund and is responsible for overall management of its business affairs subject to supervision of the Trustees.

     Ms. Kinney, as portfolio manager, is primarily responsible for the day-to-day management of the Fund's portfolio. She has more than 30 years of investment experience and has been a portfolio manager with the Adviser since September 2006.

     As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. For the fiscal year ended June 30, 2006, the Fund paid the Adviser a fee equal to 1% of the Fund's average net assets. The Adviser also receives certain other fees, which are described in the Statement of Additional Information.

INFORMATION ABOUT PORTFOLIO HOLDINGS

     A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information ("SAI").

                              FINANCIAL HIGHLIGHTS

     The table that follows presents performance information about Fund shares and is intended to help you understand the Fund's financial performance for the past 5 years. Some information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have experienced (loss or gain, respectively) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been derived from the Fund's financial statement, which was audited by Tait, Weller & Baker, LLP whose report, along with the Fund's financial statements, is included in the Fund's annual reports. The annual reports are available upon request.

                                                                    Years Ended June 30,
                                          --------------------------------------------------------------------------
                                             2006            2005            2004            2003            2002
                                          ----------      ----------      ----------      ----------      ----------
Per Share Operating Performance
   Net asset value, beginning of year     $     0.37      $     0.45      $     0.45      $     0.49      $     0.70
                                          ----------      ----------      ----------      ----------      ----------

   Income from investment operations -
      Net investment (loss)                    (0.05)          (0.05)          (0.05)          (0.06)          (0.07)
      Net realized and unrealized gain
         (loss) on investments                  0.09           (0.03)           0.05            0.02           (0.14)
                                          ----------      ----------      ----------      ----------      ----------

   Total from investment operations             0.04           (0.08)           (.00)          (0.04)          (0.21)
                                          ----------      ----------      ----------      ----------      ----------

   Net asset value, end of year           $     0.41      $     0.37      $     0.45      $     0.45      $     0.49
                                          ==========      ==========      ==========      ==========      ==========


   Total Return                                10.81%         (17.78)%          0.00%          (8.16)%        (30.00)%
                                          ==========      ==========      ==========      ==========      ==========

Ratio/Supplemental Data
   Net assets, end of period (000's)      $    1,125      $    1,071      $    1,318      $    1,340      $    1,517
   Ratio to average net assets
      Expense ratio - net                      12.84%          12.85%          12.56%          14.78%          11.79%
      Net investment (loss)                   (11.51)%        (11.70)%        (11.81)%        (14.14)%        (11.14)%
   Portfolio turnover rate                       286%            606%            182%            214%            293%

                         WHERE TO FIND MORE INFORMATION

     More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI dated January __, 2007, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

     These reports list the Fund's holdings and contain information from the Fund's investment adviser about strategies and recent market conditions and trends that significantly affected the Fund's performance during the year. The reports also contain detailed financial information about the Fund.

TO OBTAIN MORE INFORMATION

   BY TELEPHONE:      Call toll-free at (800) 424-5570

   BY MAIL:           Write to us:
                      Ameritor Security Trust
                      4400 MacArthur Boulevard, NW
                      Washington, DC 20004

The Fund does not make available its SAI and semi-annual reports on a website because the Fund does not have an Internet website.


FROM THE SEC: You also can obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-00018.

                             AMERITOR SECURITY TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                January __, 2007

This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Fund's prospectus, dated January __, 2007, which has have been filed with the Securities and Exchange Commission. The Fund's financial statements and the report of its independent accountants are incorporated by reference into this Statement of Additional Information from the Fund's annual report to shareholders. Copies of the Fund's prospectus, SAI and or the annual report are available without charge by writing to Ameritor Security Trust, 4400 MacArthur Boulevard, Suite 301, Washington, D.C. 20007-2521 or by calling 1-800-424-8570. A copy of the Fund's 2006 Annual Report to Shareholders must accompany delivery of this Statement of Additional Information.

                                TABLE OF CONTENTS

General Information
The Fund's Investments and Strategies
  Investment Restrictions
  Portfolio Transactions and Brokerage
Portfolio Holdings
  Disclosure Policy
Purchasing and Selling Shares
Taxation
Management of the Fund
  Responsibilities of the Board of Trustees
  Trustees and Officers
  Compensation
  Code of Ethics
Proxy Voting Policy
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
  Investment Adviser; Services Provided
  Portfolio Managers
  Custodian
  Independent Accountant
Description of Fund Shares

                               GENERAL INFORMATION

     The Ameritor Security Trust, originally named Steadman Associated Fund, was first organized as a Delaware corporation on December 23, 1939. On January 14, 1998, its name was changed to Steadman Security Trust, and on September 23, 1998, its name was changed to Ameritor Security Trust. It now exists as a common law trust organized under the laws of the District of Columbia pursuant an amended Trust Indenture dated October 2001. Shares of the Fund have not been continuously offered. The Fund has two classes of shares: Class 1 and Shepherd Class. Currently, only Class 1 shares are offered. Under normal circumstances, shares of the Fund may be redeemed at any time, without charge by the Fund, at their net asset value.

     The Fund is a non-diversified, open-end investment company. The Fund is registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the 1940 Act). Under the rules and regulations of the Securities and Exchange Commission (SEC), all mutual funds are required to furnish prospective investors with certin information regarding the activities of the fund being considered for investment. Important information concerning the Fund is included in the prospectus, which may be obtained without charge from the Fund. Some of the information required to be in this Statement of Additional Information (SAI) is also included in the prospectus. To avoid unnecessary repetition, references are made to related sections of the prospectus.

The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), and registering an indefinite number of shares of the Fund under the Securities Act of 1933, as amended (the Securities Act). The Fund's prospectus and this SAI, which constitute part of the registration statement, do not contain all the information set forth in the registration statement, and the exhibits and schedules to the registration statement filed with the SEC. Copies of the registration statement, including those items omitted from this SAI, may be examined and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington DC 20549 and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511. The SEC also maintains a Web site (http://www.sec.gov) which contains the registration statement and other information regarding the Fund.

                      THE FUND'S INVESTMENTS AND STRATEGIES

The following information supplements, and should be read in conjunction with, the discussion in the prospectus of the Fund's investments and strategies.

FOREIGN INVESTMENTS

The Fund may invest in foreign securities denominated in foreign currencies. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Fund's investment adviser will be able to anticipate these potential events or counter their effects.

HEDGING STRATEGIES

FUTURES TRANSACTIONS. The Fund may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission (CFTC). The Fund may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such instruments.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Index. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The Fund does not intend to enter into financial futures contracts during the current fiscal year.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

The Fund does not intend to purchase options on financial futures contracts during the current fiscal year.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 Index - which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded. OTC options for which no liquid secondary market exists will be subject to the Fund's policy regarding investing in illiquid and restricted securities. See "Illiquid and Restricted Securities" below.

OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Fund to the value of its investments over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the Securities Act, and securities that, due to their market or the nature of the security have no readily available market for their disposition, are considered to be not readily marketable or "illiquid." Limitations on resale and marketability may have the effect of preventing the Fund from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities, which are restricted securities and which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at a reasonable price.

Securities eligible for resale pursuant to Rule 144A will not be subject to the Fund's limitations on investing in securities that are not readily marketable, provided that the Fund's investment adviser determines that a liquid market exists for such securities under guidelines adopted and monitored by the Fund's board of directors. In making this determination, the investment adviser will consider the following factors, among others: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

The Fund does not intend to purchase illiquid or restricted securities during the current fiscal year.

INVESTMENT COMPANY SHARES

The Fund may invest up to 10% of its total assets in shares of other investment companies that invest exclusively in those securities in which the Fund may invest directly. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MONEY MARKET INSTRUMENTS

From time to time the Fund may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. government securities, obligations of U.S. commercial banks and commercial paper. U.S. government securities include direct obligations of the U.S. government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. government which, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial paper consists of short-term (usually from two to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Fund's investment adviser to be creditworthy under criteria established by the board of directors. A repurchase agreement is a short-term investment in which the purchaser (I.E., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's investment adviser. These transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

SECURITIES LENDING

The Fund may lend securities to parties such as broker-dealers or institutional investors. The market value of loaned securities will not exceed one-third of the Fund's total assets. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Fund's investment adviser.

It is the current view of the SEC that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% of collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (I.E., capital appreciation or depreciation).

The Fund does not intend to lend portfolio securities during the current fiscal year.

SHORT SALES

A short sale is a sale of stock that one does not own. The short seller expects the market price of the security to fall, enabling him to purchase, at a lower price, shares to be delivered against the sale. A short sale against the box is a form of short sale in which the seller owns a sufficient number of shares to cover the sale, but borrows from a broker or other person the shares to be delivered against the sale. The seller may elect to replace the borrowed stock with shares purchased in the open market or with shares already owned.

The Fund may enter into short sales against the box with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings. For example, if the Fund's investment adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Fund may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

When the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

THE FUND'S RIGHTS AS A SHAREHOLDER

The Fund does not intend to direct or administer the day-to-day operations of any company whose shares it holds. However, the Fund may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors and shareholders of a company when the Fund's investment adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with other shareholders, may include, among others: supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Fund's investment adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. There is no guarantee, however, that litigation against the Fund will not be undertaken or liabilities incurred.

The Fund has delegated proxy voting responsibilities to the investment adviser, subject to the Fund's board of trustees' general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests. The investment adviser has adopted its own proxy voting guidelines which address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment adviser.

WARRANTS

Warrants are securities that give the Fund the right to purchase equity securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

INVESTMENT RESTRICTIONS

The Fund's investment strategies are subject to a number of restrictions that reflect self-imposed standards as well as regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's prospectus.

Investment restrictions which are designated as matters of fundamental policy may only be changed with the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote of, at an annual or a special meeting of the security holders of the company duly called, (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company, whichever is the less.

     The Fund may not as a matter of fundamental policy:

     (1) Issue senior securities, except as permitted under the 1940 Act;

     (2) Effect short sales of securities or sell any security which it does not own unless by virtue of its ownership of other securities it has, at the time of sale, a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and, provided that if such right is conditional, the sale is made upon the same conditions; or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (4) Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of illiquid securities;

     (5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) Purchase or sell real estate, provided that the Fund may invest in securities of companies in the real estate industry and may purchase securities secured or otherwise supported by interests in real estate;

     (7) Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures; or

     (8) Make loans, except that the Fund may lend portfolio securities in accordance with its investment policies and may enter into, purchase or invest in repurchase agreements, debt instruments or other securities, whether or not the purchase is made upon the original issuance of the securities.

The following investment restrictions are not fundamental policies and may be changed by the Fund's board of trustees without shareholder approval. The Fund will not as a matter of operating policy:

     (i) Borrow money, except that the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of its total assets are outstanding, the Fund will not purchase securities for investment;

     (ii) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law;

     (iii) Invest for the purpose of exercising control or management; or

     (iv) Invest more than 20% of its total assets in foreign securities.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund's  investment  adviser is  responsible  for  decisions  to buy and sell securities for the Fund, for the selection of brokers and dealers to execute securities transactions and for negotiation of commission rates. Purchases and sales of securities on a securities exchange will be effected through broker-dealers which charge a commission for their services. The investment adviser may direct purchase and sale orders to any registered broker-dealer. In the over-the-counter market, transactions are sometimes effected on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer based on the spread between the bid and asked price for the security. The prices of securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

The investment adviser's primary consideration in effecting securities transactions is to obtain the most favorable price and execution of orders on an overall basis. As described below, the investment adviser may, in its discretion, effect agency transactions with broker-dealers that furnish research deemed by the investment adviser to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the investment adviser with clients other than the Fund. Similarly, any research services received by the investment adviser through placement of portfolio transactions of other clients may be of value to the investment adviser in fulfilling its obligations to the Fund. No specific value can be determined for research services furnished without cost to the investment adviser by a broker-dealer. The Fund's investment adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the investment adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the investment adviser's investment advice.

The investment adviser's policy is to have the Fund pay a broker-dealer commissions for particular transactions that are higher than might be charged if a different broker-dealer had been chosen when, in the investment adviser's opinion, this policy furthers the overall objective of obtaining the most favorable execution. The investment adviser is also authorized to cause the Fund to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research services described above. In addition to agency transactions, the investment adviser may receive brokerage and research services in connection with certain riskless principal transactions.

The investment adviser manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the investment adviser.

The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the board of trustees. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers is only applicable to transactions effected on an agency or riskless principal basis.

For the fiscal years ended June 30, 2004, 2005 and 2006, the Fund paid brokerage commissions of $15,510, $17,355 and $8,554 respectively. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of June 30, 2006, the Fund held no such securities.

PORTFOLIO TURNOVER

For the fiscal years ended June 30, 2005 and June 30, 2006, the Fund's portfolio turnover rate was 286% and 606% respectively. It is anticipated that the portfolio turnover will not be greater than 100% during the current year. This relatively high historical portfolio turn-over rate can be attributed to the investment strategy of the Fund's former portfolio manager.

                               PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's investment adviser or any affiliated person of a Fund, on the other. Pursuant to such procedures, the Board has authorized the Adviser's chief compliance officer ("CCO") to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

In addition, the Fund's service providers, such as the Custodian, Legal Counsel and Transfer Agent, may receive portfolio holdings information in connection with their services to the funds.

Currently, the Fund does not have arrangements (other than those above) to provide additional disclosure of portfolio holdings information to third parties. The Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Fund or the Adviser.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the fund's portfolio holdings information.


                       PURCHASING AND SELLING FUND SHARES

CALCULATION OF NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of regular trading hours on the New York Stock Exchange (the NYSE), which is normally 4:00 p.m. (Eastern time), on each weekday except days when the NYSE is closed (a Business Day). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sale price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid prices. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Securities or other assets for which market quotations are not readily available or may be unreliable are valued at their fair value as determined in good faith under procedures established and monitored by the Fund's board of directors. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost.

SELLING SHARES

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Fund will redeem shares as described in the prospectus. However, if the Fund's board of Trustees determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

The Fund may cause the redemption of a share account with a balance of less than $500, provided that (1) the value of the account has been reduced for reasons other than market action below the minimum initial investment in such shares at the time the account was established, (2) the account has remained below the minimum level for 60 days, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Fund. Prompt payment will be made by mail to the last known address of the shareholder.

GENERAL INFORMATION

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund reserves the right to vary the minimums for initial and subsequent investments in the Fund's shares at any time. In addition, the Fund may waive the minimum investment requirement for any investor. The factors to be considered in the waiver or variation of such minimum investments include, but are not limited to, the relationship of the investor to the Fund, the amount of the proposed investment, and the type of investor.

                                    TAXATION

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Code), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes, or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund expects to qualify as a regulated investment company (RIC) under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the Income Requirement). In addition, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the Asset Diversification Test). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

So long as the Fund otherwise qualifies under Subchapter M of the Code for a tax year, the Fund is not subject to federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the Distribution Requirement) and complies with the other requirements of the Code described above.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such dividend distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends," subject to certain limitations. In the case of individual shareholders, such dividend distribution generally will be eligible for the lower tax rates applicable to "qualified dividend income," subject to certain limitations. The board of directors reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one- year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. However, the Fund may in certain circumstances liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

The Fund's transactions in futures contracts, options, and certain other investment activities (including investments in passive foreign investment companies (PFICs), may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's net income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to shareholders as an ordinary dividend, and any losses will reduce the Fund's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Fund's ordinary income distributions, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro rata share of foreign taxes paid by the Fund.

Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income.

All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains (at a maximum rate of 15%) regardless of how long the shareholder has held the Fund's shares. Capital gains distributions are not eligible for the dividends received deduction. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Distributions of earnings and profits of the Fund other than distributions of net long-term capital gains or qualified dividend income are taxable to shareholders as ordinary income.

Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund on December 31 of the year in which the dividends were declared.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income, or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of time the shares have been held.

If capital gain distributions have been made with respect to shares of the Fund that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale, redemption or exchange of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise generally will be treated as a short-term capital gain or loss.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.

The Fund will be required in certain cases to withhold, at the applicable tax withholding rate, and remit to the U.S. Treasury, the amount of tax withheld on distributions payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the Internal Revenue Service (IRS) for failure to properly report payments of interest or dividends; (iii) has failed to provide the Fund with the certifications required to be made to the IRS to document that such shareholder is not subject to backup withholding; or (iv) has failed to certify that he or she is a U.S. citizen or a U.S. resident alien.

Rules of state and local taxation of dividend and capital gains distributions from RICs and the ownership of shares of a RIC, often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

                                 FUND MANAGEMENT

BOARD RESPONSIBILITIES. The Fund's board of trustees consists of three Trustees. The Fund's business is managed under the direction of its board of trustees. The board meets on a regularly scheduled basis during the Fund's fiscal year to review significant developments affecting the Fund and to act on matters requiring board approval. The board of trustees also holds special meetings when an important matter requires board action between scheduled meetings.

The Fund's Declaration of Trust requires the Fund to indemnify its Trustees and officers to the full extent permitted by District of Columbia law. Nothing in the Declaration of Trust or bylaws of the Fund protects any Trustee (or officer) against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Pursuant to the Trust Indenture of the Fund, the Trustees possess full, exclusive and absolute power, control and authority over the Fund property and the business of the Fund to the same extent as if the Trustees were the sole and absolute owners of the Fund property and business in their own right. This authority is exercised free from any power or control on the part of the shareholders of the Fund, except as may be required by law. The Trustees may also delegate certain functions as may be permitted by the Trust Indenture.

TRUSTEES AND OFFICERS

     The following table sets forth certain information concerning the Trustees and officers of the Fund. Unless otherwise indicated, the address for each of the Trustees and officers is: 4400 MacArthur Blvd., Suite 301, Washington, D.C. 20007.

-------------------------------------------------------------------------------------------------------------------
       (1)                   (2)              (3)                (4)                  (5)                (6)
-------------------------------------------------------------------------------------------------------------------
Name, Address, and       Position(s)        Term of            Principal            Number of           Other
       Age                Held with        Office and        Occupation(s)        Portfolios in      Directorships
                            Fund           Length of      During Past 5 Years     Fund Complex      Held by Trustee
                                          Time Served                              Overseen by
                                                                                     Trustee
-------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Richard P. Ellison      Non-interested    8 years         President and                 2           Potomac Group
Age 75                  Trustee           served          Chief Executive                           Homes; Boat
                                          Term is         Officer of                                America
                                          for life.       Intervest
                                                          Financial Corp.;
                                                          since 6/10/03,
                                                          Manager, E&G
                                                          Developers LLC
-------------------------------------------------------------------------------------------------------------------
James I. Schwartz       Non-interested    8 years         Retired President             2           None
Age 79                  Trustee           served          of Capital City
                                          Term is         Savings & Loan and
                                          for life.       Schwartz & Co.
                                                          (homebuilder)
-------------------------------------------------------------------------------------------------------------------

                                       7

-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
AND OFFICERS
-------------------------------------------------------------------------------------------------------------------
Carole S. Kinney        Trustee,          8 years         Chairman of the               2           None
(1)(2)                  Secretary,        served          Board of Ameritor
Age 60                  and               Term is         Financial
                        Chairman          for life.       Corporation since
                        of the Fund                       1998
-------------------------------------------------------------------------------------------------------------------
Jerome Kinney (2)       President         8 years         Founder and                               None
Age 76                                    served          President, Jerome
                                          Term=1 year     F. Kinney Company
                                                          (builder);
                                                          President and CEO,
                                                          Ameritor Financial
                                                          Corporation
-------------------------------------------------------------------------------------------------------------------

(1) Because Ms. Kinney is an officer of the Fund and controls the Adviser, she is an interested person of the Fund as defined by Section 2(a)(19) of the Investment Company Act.

(2) Carole Kinney and Jerome Kinney are related by marriage.

     In addition, Ms. Kinney is a Trustee and the Chairman and Secretary of Ameritor Investment Fund, an investment company also advised by the Adviser. She is the sole shareholder of United Securities Inc., a Maryland corporation which owns all of the voting stock of the Adviser.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
          (1)                        (2)                         (3)
--------------------------------------------------------------------------------
   Name of Trustee          Dollar Range of Equity    Aggregate Dollar Range of
                            Securities in the Fund     Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                                                        Trustee in Family of
                                                        Investment Companies
--------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Richard P. Ellison          $0                        $0
--------------------------------------------------------------------------------
James I. Schwartz           $0                        $0
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------
Carole S. Kinney            $1-$10,000                $1-$10,000
--------------------------------------------------------------------------------

COMPENSATION

     The following table sets forth the compensation of the members of the Board of Trustees for the fiscal year ended June 30, 2006. Trustees are paid $500 per regular, quarterly meeting attended plus reimbursement for certain expenses of attending the

Audit Committee meeting. No officer received compensation from the Fund exceeding $60,000. The Fund, Ameritor Investment Fund, and Ameritor Financial Corporation do not provide any pension or retirement benefits.

--------------------------------------------------------------------------------
          (1)                        (2)                         (3)
--------------------------------------------------------------------------------
NAME OF PERSON, POSITION    Aggregate Compensation     Total Compensation from
                                 From the Fund        the Fund and Fund Complex
                                                         Paid to Trustees(1)
--------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
RICHARD P. ELLISON                  $2,500                     $5,000
Non-interested Trustee
--------------------------------------------------------------------------------
JAMES I. SCHWARTZ (2)               $2,375                     $4,750
Non-interested Trustee
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------
CAROLE S. KINNEY                      $0                         $0
Trustee and Secretary of
the Fund
--------------------------------------------------------------------------------

(1) Includes compensation for serving on the Boards of Trustees of the Fund, and the Ameritor Investment Fund.

BOARD STANDING COMMITTEES. The board has established the following standing committees:

o AUDIT COMMITTEE. The board has a standing Audit Committee that is composed of each of the independent trustees of the Fund. The Audit Committee operates under a written charter approved by the board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund's independent auditor and whether to terminate this relationship; reviewing the independent auditor's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Fund's auditor to the Fund and certain other affiliated entities; serving as a channel of communication between the independent auditor and the trustees; reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund's Administrator that are material to the Fund as a whole, if any, and management's responses to any such reports; reviewing the Fund's audited financial statements and considering any significant disputes between the Fund's management and the independent auditor that arose in connection with the preparation of those financial statements;
     considering, in consultation with the independent auditor and the Fund's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Fund's internal financial controls; reviewing, in consultation with the Fund's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund's financial statements; and other audit related matters. Messrs. Ellison and Schwartz currently serve as members of the Audit Committee. The Audit Committee meets periodically as necessary and met two times during the last fiscal year.

CODE OF ETHICS

The board of trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser has adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (access persons). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from investing in initial public offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

                               PROXY VOTING POLICY

     The Fund has delegated responsibility for voting proxies of Fund portfolio companies to Ameritor Financial Corporation ("Ameritor Financial"). Ameritor Financial, will vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Fund and its shareholders. Thus, Ameritor Financial generally votes in line with management's recommendations, as Ameritor Financial believes that management of such portfolio companies has its shareholders' best interests in mind. However, in cases where there is strong evidence that the portfolio company's proxy proposal is not in the interest of the Fund or its shareholders, Ameritor Financial will vote against management's recommendations.

Conflicts of Interest. In the unlikely event that a conflict arises between the interests of Fund shareholders and those of Ameritor Financial, or an affiliate of such parties or the Fund, in connection with voting proxies, such conflict will be resolved in accordance with the following procedures. As soon as reasonably practicable after becoming aware that such a conflict of interest exists, Ameritor Financial shall contact an Independent

Trustee of the Fund. Ameritor shall disclose the conflict of interest to such Independent Trustee, propose the manner in which he believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Trustee's consent to voting in such manner. In the event the Independent Trustee determines not to consent to such proposed manner of voting, Ameritor shall vote the proxy in the manner directed by the Independent Trustee.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, is be available (1)
without charge, upon request, by calling [1-800-424-8570]; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 2006, no person owned of record, or to the knowledge of the Fund, beneficially owned, 5% or more of the then outstanding shares of the Fund. Furthermore, no person has exerted himself or herself as a party in control of the Fund and there has been no adjudication under section 2(a)(9) of the 1940 Act that control exists.

     As of December 31, 2006, the Trustees and officers of the Fund, in the aggregate, beneficially owned less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER; SERVICES PROVIDED

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Ameritor Financial Corporation (the "Adviser"), which has its principal offices at 4400 MacArthur Blvd, #301, Washington, D.C. 20007-2521. All voting stock of Ameritor Financial Corporation is owned by United Securities, Inc., a Maryland corporation whose sole shareholder is Carole S. Kinney, who, therefore, is an affiliate of and controls the Adviser. Carole Kinney serves as the Secretary, Portfolio Manager and an interested Trustee of the Fund.

     Under the terms of the Advisory Agreement, the Adviser manages the investments of the Fund and is responsible for overall management of its business affairs subject to supervision of the Trustees. As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof.

The Fund paid investment advisory fees during the last three fiscal years as follows:

Years Ended June 30                Advisory Fee
-------------------                ------------

2006                                  $11,599
2005                                  $11,950
2004                                  $12,696

     The Advisory Agreement also provides that the Fund will pay all of its ordinary expenses of operation except those that are excepted, which include, but are not limited to, the following: (i) the expenses of maintaining its own books of accounts; (ii) the expenses of its custodian, the transfer agent and dividend disbursing agent; (iii) the expenses of computing the daily net asset value of the shares; (iv) the fees and expenses of the Trustees including, contrary to most other funds, the fees of those Trustees who also may be directors of the Adviser or its subsidiary corporation; (v) the expenses of meetings of shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Fund; (viii) interest and commissions; (ix) Securities and Exchange Commission registration fees; (x) state registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Fund officers and other employees who also may be directors or officers or employees of the Adviser or its subsidiaries; (xiii) the fees of auditors; (xiv) the fees of legal counsel; (xv) travel, entertainment, publication, telephone, telegraph, office space rent; and (xvi) all other ordinary expenses of operation. The Fund also will pay all
extraordinary   expenses  of  whatever  kind  unless  such  expenses  have  been specifically assumed by the adviser. The Adviser does not intend to cause the Fund to bear any portion of the salaries of Fund officers and other employees who also may be directors or officers or employees of the Adviser or its subsidiaries.

     In addition to the investment advisory fee, pursuant to the Trust Indenture, the Adviser receives fees from the Fund for the performance of transfer agency and dividend disbursing services. The fee for such services is computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at an annual rate of $20.00 per account.

     Pursuant to agreements with the Fund, the Adviser provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund. As compensation for these services, the Adviser receives a fee at the annual rate of 0.20% of the Fund's average daily net assets. The aggregate fees for the aforementioned administration services shall not be less than $5,000 per month. For the fiscal year ended June 30, 2006, the Adviser received $60,000 pursuant to this arrangement.

     As of June 2006, the Fund entered into an agreement with Commonwealth Fund Accounting ("Commonwealth") to provide accounting services to the Fund. Pursuant to the Accounting Services Agreement, Commonwealth maintains the Fund's books and records and accounting controls, calculates the Fund's net asset value, and assists in preparation of tax returns and calculation of dividends and distributions (if any). For the fiscal year ended June 30, 2006, Commonwealth received $14,986 pursuant to this Agreement.

PORTFOLIO MANGERS

This section includes information about the Fund's portfolio manager, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio manager is compensated.

COMPENSATION. Ms. Carole Kinney serves as the Fund's portfolio manager (the "Portfolio Manager") and is also the owner of the Adviser. Her compensation depends on the net income of the Adviser, including all accounts managed, and is therefore not linked to any one client or account. Depending upon the profitability of the Adviser, profits are distributed to the Portfolio Manager.

FUND SHARES OWNED BY THE PORTFOLIO MANAGER. The following table shows the dollar amount range of the Portfolio Manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                 DOLLAR RANGE OF FUND SHARES*
--------------------------------------------------------------------------------
Carole Kinney                                 $1 - $10,000
--------------------------------------------------------------------------------

*  Valuation date is December 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. Such accounts are not subject to a performance based fee.

--------------------- -------------------------------- ---------------------------------- ------------------------------
                       REGISTERED INVESTMENT COMPANIES  OTHER POOLED INVESTMENT VEHICLES*         OTHER ACCOUNTS
--------------------- --------------- ---------------- --------------- ------------------ -------------- ---------------
                        NUMBER OF                         NUMBER OF                         NUMBER OF
         NAME           ACCOUNTS        TOTAL ASSETS      ACCOUNTS         TOTAL ASSETS     ACCOUNTS       TOTAL ASSETS
--------------------- --------------- ---------------- --------------- ------------------ -------------- ---------------
Carole Kinney               1             $77,278             0           0                     0         $0
--------------------- --------------- ---------------- --------------- ------------------ -------------- ---------------

CONFLICTS OF INTERESTS. The Portfolio Manager's management of "other accounts" may give rise to potential conflicts of interest in connection with her management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

CUSTODIAN

The Fund's custodian is Wachovia Bank, 123 South Broad Street, Philadelphia, PA 19109. The custodian maintains safekeeping of the assets of the Fund.

INDEPENDENT ACCOUNTANT

     The Fund's accountant is Tait, Weller & Baker LLP, Suite 2400, 1818 Market Street, Philadelphia, Pennsylvania 19103. As independent accountant, Tait, Weller & Baker LLP performs the annual audit of the Fund's financial statements, and prepares the Fund's tax returns.

                           DESCRIPTION OF FUND SHARES

     The Fund is organized as a common law trust under the laws of the District of Columbia and has authorized two classes of shares of beneficial interest:
Class 1 and Shepherd Class. Only Class 1 Shares have been issued and are outstanding. Fractional shares have the same rights proportionately as do full shares, except that fractional shares do not have voting rights. Shares of the Fund have no preemptive rights and no conversion or subscription rights. The Fund does not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations. No shareholder of any Fund shall be subject to any liability to any person in connection with the property or affairs of the Fund. The shares of the Fund are not subject to mandatory redemption and or subject to a sinking fund.

     As interpreted by the staff of the Securities and Exchange Commission, the 1940 Act provides shareholders of the Fund with certain rights with respect to removal of Trustees. Under these provisions, shareholders may remove one or more Trustees by declaration or vote of two-thirds of the Fund's outstanding shares. The Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund. The Fund will comply with these procedures.

     The Trust Indenture of the Fund provides that there shall not be cumulative voting by shareholders for the election of Trustees. The absence of cumulative voting rights means that holders of a majority of the shares voted at a meeting of shareholders may, if they so choose, elect all Trustees to be selected, thus precluding minority shareholder representation among the Trustees. Other than a provision of the Act requiring every shareholder to have equal voting power, no provision of the Act requires cumulative voting.

     Finally, a provision of the Trust Indenture of the Fund permits the Trustees to limit the amount of Fund shares owned at any one time by any one person to 5% of Fund shares. This provision allows the Trustees to prevent a person from becoming an affiliated person within the meaning of Section 2 of the 1940 Act. There is no provision of the Act that limits the percentage ownership one person may have in an open-end investment company.

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

     (a) Declaration of Trust. Annotated and Amended and Restated Declaration of Trust Ameritor Security Trust dated October 17, 2001. (1)

     (b)  By-laws. Not applicable.

     (c) Instruments Defining Rights of Security Holders. Instruments defining the rights of security holders with respect to Ameritor Security Trust are contained in the Declaration of Trust. (1)

     (d) Investment Advisory Contract. Amended and Restated Investment Advisory Agreement between Ameritor Security Trust and Ameritor Financial Corporation dated February 28, 1984.(1)

     (e)  Underwriting  Contract.  Not applicable.

     (f)  Bonus or Profit Sharing Contracts. Not applicable.

     (g) Custodian Agreement. Form of Custodian Agreement between Ameritor Security Trust and Wachovia Bank. (3)

     (h) (1) Other Material Contracts. Transfer Agency and Services Agreement between Fund Services, Inc. and Ameritor Security Trust. (2)

          (2) Other Material Contracts. Form of Accounting Services Agreement between Ameritor Security Trust and Commonwealth Fund Accounting. (3)

     (i)  Legal Opinion. Legal opinion of Roberts & Henry - filed herewith.

     (j)  Other Opinions. Consent of Tait, Weller & Baker - filed herewith.

     (k)  Omitted Financial Statements. None.

     (l)  Initial Capital Agreements. None.

     (m)  Rule 12b-1 Plan. Not applicable.

     (n)  Rule 18f-3 Plan. Not applicable.

     (o)  Reserved.

     (p) Code of Ethics of Ameritor Financial Corporation, Ameritor Investment Fund and Ameritor Security Trust. - filed herewith.

Footnotes:
----------

     (1) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No 18 to Registration Statement of Ameritor Security Trust, SEC File No. 811-00018, filed October 31, 2001.

     (2) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 20 to Registration Statement of Ameritor Security Trust, SEC File No: 811-00018, filed May 30, 2002.

     (3)  Incorporated   by   reference   to  the   corresponding   exhibit   of
          Post-Effective Amendment No. 21 to Registration Statement of Ameritor Security Trust, SEC File No. 811-00018, filed October 20, 2002.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          None.

ITEM 25.  INDEMNIFICATION

     Section 5.3 of the Annotated and Amended Declaration of Trust of Ameritor Security Trust (the "Trust Agreement"), provides that the Fund shall indemnify each of its Trustees, Advisors, officers, employees, and agents (including any person who serves at its request as director, officer, partner, trustee or the like of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines or penalties and as counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while acting as a Trustee or Advisor, or as an officer, employee, or agent of the Fund or the Trustees, as the case may be, or thereafter, by reason of his being or having been a Trustee, Advisor, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misconduct or reckless disregard of his duties or gross negligence or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund, provided that as to any matter disposed of by a compromise payment, by such Trustee, Advisor, officer, employee or agent, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund by a majority of the disinterested Trustees or the Fund shall have received a written opinion of independent legal counsel to the effect that such Trustee, Advisor, officer, employee, or agent appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund. A provision of this section of the Trust Agreement also provides that the Trust Agreement is not the sole means of indemnification and that the Fund may indemnify persons as provided by applicable law.

The District of Columbia Code does not contain a provision relating to the indemnification of trustees, officers, employees, or agents of a trust. However, under general common law trust principles, a trustee is normally entitled to reimbursement from the trust for all necessary and reasonable expenditures made in the execution of the trust if the trustee acted in good faith for the benefit of the trust. However, under common law trust principles, property of the trust cannot be used to reimburse the trustee for losses or expenses incurred by the trustee, unless the trustee has exercised good faith and common prudence.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     The Investment Adviser provides transfer agency services with respect to shares of the Fund and two other investment companies.

     Carole S. Kinney, chairman of the Adviser, is the sole shareholder of United Securities, Inc., a Maryland corporation that owns all of the voting securities of the Adviser. The business address of United Securities, Inc. is 4400 MacArthur Blvd., NW, Suite 301, Washington, D.C., 20007.

ITEM 27.  PRINCIPAL UNDERWRITER

          Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Each account, book, or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, is maintained by the Ameritor Financial Corporation at 4400 MacArthur Blvd, #301, Washington D.C. 20007-2521.

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Washington and the District of Columbia on the 1st day of February, 2007.

AMERITOR SECURITY TRUST

By: /s/ Carole S. Kinney
    ------------------------
    Carole S. Kinney
    Secretary, Trustee

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities on the dates indicated

               /s/ Richard P. Ellison              2/1/07
               -------------------------
               Richard P. Ellison
               Trustee


               /s/ Carole S. Kinney                2/1/07
               -------------------------
               Carole S. Kinney
               Trustee

               /s/ James I. Schwartz               2/1/07
               -------------------------
               James I. Schwartz
               Trustee